Exhibit 10.1

DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement (this “Agreement”) dated September [ ], 2021 and effective September 30, 2021 (the “Effective Date”), is by and between, 180 Life Sciences Corp., a Delaware corporation (the “Company”), Dr. Lawrence Steinman (“Steinman”) and Sir Marc Feldmann (“Feldmann”, and collectively with Steinman, the “Creditors”), individuals, each a “Party” and collectively the “Parties.”

WITNESSETH:

WHEREAS, as of the Effective Date of this Agreement, the Company owes (a) Steinman an aggregate of $31,297 (as converted to U.S. Dollars), as set forth on Exhitbit A (the “Steinman Amount Owed”); and (b) Feldmann an aggregate of $819,818.20 (as converted to U.S. Dollars), as set forth on Exhitbit B (the “Feldmann Amount Owed”) in consideration for various working capital loans, funds advances and bills paid on behalf of the Company and its wholly-owned subsidiaries (as set forth on the Exhibits), and for interest thereon (which amounts include all principal and interest due to the Creditors from the Company as of the Effective Date)(collectively, the Steinman Amount Owed and Feldmann Amount Owed, the “Amount Owed”);

WHEREAS, each of the Creditors are Co-Executive Chairmen and Directors of the Board of Directors of the Company;

WHEREAS, the Creditors and the Company desire to convert the Amount Owed into shares of the Company’s restricted common stock, pursuant to the terms and conditions of this Agreement set forth below (the “Conversion”); and

WHEREAS, the Company and the Creditors desire to set forth in writing herein the terms and conditions of their agreement and understanding concerning Conversion.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties hereto agree as follows:

1. Consideration.

(a) Effective on the Effective Date, and in consideration and in full satisfaction of the forgiveness of the entire Steinman Amount Owed, the Company shall issue Steinman that number of restricted shares of common stock of the Company as equals (i) the Steinman Amount Owed, divided by (ii) the Conversion Price (as defined below), rounded down to the nearest whole share (the “Steinman Shares”).

(b) Effective on the Effective Date, and in consideration and in full satisfaction of the forgiveness of the entire Feldmann Amount Owed, the Company shall issue Feldmann that number of restricted shares of common stock of the Company as equals the (i) Feldmann Amount Owed, divided by (ii) the Conversion Price, rounded down to the nearest whole share (the “Feldmann Shares”, and together with the Steinman Shares, the “Shares”).

Debt Conversion Agreement

180 Life Sciences Corp., Dr. Lawrence Steinman and Sir Marc Feldmann

(c) The Shares shall be issued in book-entry/non-certificated form.

(d) Each of the Creditors represents that he is the sole owner of the applicable portion of the Amount Owed and has good and marketable title to the applicable portion of the Amount Owed, free and clear of any liens, claims, charges, options, rights of tenants or other encumbrances. Creditors have sole managerial and dispositive authority with respect to the applicable portion of the Amount Owed.

(e) For the purposes of this Agreement, “Conversion Price” means the higher of (x)(1) if this Agreement is fully executed by all Parties (“Fully Executed”) hereto prior to 4:00 p.m. Eastern Time on any day in which the Company’s common stock is traded on The Nasdaq Capital Market, the greater of (i) the consolidated closing bid price, and the (ii) closing price, of the common stock of the Company on the last trading day prior to the date this Agreement is Fully Executed; and (2) if this Agreement is Fully Excuted after 4:00 p.m. Eastern Time on any day in which the Company’s common stock is traded on The Nasdaq Capital Market, the greater of (i) the consolidated closing bid price, and the (ii) closing price, of the common stock of the Company on such trading day that this Agreement is Fully Executed; (y) the lowest price per share of common stock which would not, under applicable rules of the Nasdaq Capital Market, require stockholder approval for such issuance of common stock in connection with the Conversion; and (z) $6.00.

2. Full Satisfaction.

(a) Steinman agrees that he is accepting the Steinman Shares in full satisfaction of the Steinman Amount Owed which is being converted into the Steinman Shares as described above and that as such, Steinman will no longer have any rights of repayment against the Company as to the Steinman Amount Owed which is being converted into the Steinman Shares according to this Agreement. Steinman further agrees that the Steinman Shares are being issued in full consideration of the Steinman Amount Owed.

(b) Feldmann agrees that he is accepting the Feldmann Shares in full satisfaction of the Feldmann Amount Owed which is being converted into the Feldmann Shares as described above and that as such, Feldmann will no longer have any rights of repayment against the Company as to the Feldmann Amount Owed which is being converted into the Feldmann Shares according to this Agreement. Feldmann further agrees that the Feldmann Shares are being issued in full consideration of the Feldmann Amount Owed.

3. Mutual Representations, Covenants and Warranties.

(a) The Parties have all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The Parties have duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery of this Agreement by the Parties hereto and thereto, this Agreement constitutes, the legal, valid and binding obligation of the Parties enforceable against each Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Debt Conversion Agreement

180 Life Sciences Corp., Dr. Lawrence Steinman and Sir Marc Feldmann

(b) The execution and delivery by the Parties of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; or (b) constitute a breach or violation of any provision contained in the document(s) regarding organization and/or management of the Parties, if applicable; or (c) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which either the Company or the Creditors are a party or by which either the Company or the Creditors are bound or affected.

(c) The Parties hereby covenant that they will, whenever and as reasonably requested by another Party hereto, at such acting Party’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as such Party may reasonably require in order to complete, insure and perfect the transactions contemplated herein.

(d) Any individual executing this Agreement on behalf of a Party has the authority to act on behalf of such Party and has been duly and properly authorized to sign this Agreement on behalf of such Party.

4. Representations of Creditors.

Each of the Creditors, individually and not jointly and severally, represents to the Company that:

(a) Such Creditor is acquiring the applicable Shares, for his own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act of 1933, as amended (the “Securities Act,” or the “Act”) in a manner which would require registration under the Securities Act or any state securities laws. Creditor can bear the economic risk of investment in the Shares, has knowledge and experience in financial business matters, is capable of bearing and managing the risk of investment in the applicable Shares and is an “accredited investor” as defined in Regulation D under the Securities Act. Creditor recognizes that the applicable Shares are not registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the applicable Shares is registered under the Securities Act or unless an exemption from registration is available.

(b) Creditor understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Shares in substantially the following form:

‘‘THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.’’

Debt Conversion Agreement

180 Life Sciences Corp., Dr. Lawrence Steinman and Sir Marc Feldmann

(c) Creditor hereby covenants that he will, whenever and as reasonably requested by the Company and at Creditor’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Company may reasonably require in order to complete, insure and perfect the transactions contemplated herein.

5. Miscellaneous.

(a) Assignment. All of the terms, provisions, and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

(b) Applicable Law. This Agreement shall be construed under and governed by the laws of the State of Delaware, excluding any provision which would require the use of the laws of any other jurisdiction.

(c) Entire Agreement, Amendments, and Waivers. This Agreement constitutes the entire agreement of the Parties regarding the subject matter of the Agreement and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent of such Party.

(d) Headings; Gender. The paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the Parties.

(e) Binding Effect. This Agreement shall be binding on the Company and each Creditor only upon execution of this Agreement by all Parties hereto. Upon such execution by all Parties hereto, this Agreement shall be binding on and inure to the benefit of each of the Parties and their respective heirs, successors, assigns, directors, officers, agents, employees, and personal representatives.

(f) Severability. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

(g) Arm’s Length Negotiations. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions, and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

(h) Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, ..gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re- execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Debt Conversion Agreement

180 Life Sciences Corp., Dr. Lawrence Steinman and Sir Marc Feldmann

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

“COMPANY”

180 Life Sciences Corp.

/s/ Ozan Pamir
Ozan Pamir
Interim Chief Financial Officer

“CREDITORS”

“STEINMAN”

/s/ Dr. Lawrence Steinman
Dr. Lawrence Steinman

“FELDMANN”

/s/ Sir Marc Feldmann
Sir Marc Feldmann

Debt Conversion Agreement

180 Life Sciences Corp., Dr. Lawrence Steinman and Sir Marc Feldmann

EXHIBIT A

No.	Noteholder Name	Date of Amedment	Borrower	Currency	Amount	Date of Original Note	Interest Earned as of 09/30/21	Total Repayment Amount as of 09/30/21
1	Lawrence Steinman	02/10/21	180 Life Corp.	USD	4,726	01/14/20	$647	$5,373
2	Lawrence Steinman	02/10/21	180 Life Corp.	USD	12,875	04/13/20	1,510	14,385
3	Lawrence Steinman	02/10/21	180 Life Corp.	USD	10,000	10/29/19	1,539	11,539
								$31,297

Debt Conversion Agreement

180 Life Sciences Corp., Dr. Lawrence Steinman and Sir Marc Feldmann

EXHIBIT B

	Noteholder Name	Date of Amedment	Borrower	Currency	Amount	Date of Original Note	Interest Earned as of 09/30/21	Total Repayment Amount as of 09/30/21
1	Sir Marc Feldmann	02/10/21	180 Life Corp.	GBP	60,000	10/20/19	$12,695	$94,854
2	Sir Marc Feldman	02/10/21	CannBrioRex Pharma UK LTD	GBP	5,193.19	10/30/19	1,091.87	8,203.00
3	Sir Marc Feldman	02/10/21	180 Life Corp.	USD	40,000	10/29/19	6,155	46,155
4	Sir Marc Feldman	02/10/21	CannBrioRex Pharma UK LTD	GBP	15,029.78	11/27/19	3,020.17	23,601.05
5	Sir Marc Feldman	02/10/21	CBR Pharma Corp.	CAD	10,000	12/11/19	1,505.42	9,419.32
6	Sir Marc Feldman	02/10/21	180 Life Corp.	USD	137,381	01/20/20	18,639	156,020
7	Sir Marc Feldman	02/10/21	CannBrioRex Pharma UK LTD	GBP	5,193.18	01/30/20	947.02	8,058.15
8	Sir Marc Feldman	02/10/21	CannBrioRex Pharma UK LTD	GBP	14,111.43	02/28/20	2,433.65	21,756.71
9	Sir Marc Feldman	02/10/21	180 Life Corp.	USD	1,871.75	04/20/20	224	2,096
10	Sir Marc Feldman	02/10/21	180 Life Corp.	USD	1,563.75	04/20/20	187	1,751
11	Sir Marc Feldman	02/10/21	180 Life Corp.	USD	12,905	04/13/20	1,513	14,418
12	Sir Marc Feldman	02/10/21	180 Life Corp.	USD	7,889.75	05/30/20	844	8,734
13	Sir Marc Feldman	02/10/21	CannBioRex Pharma Ltd.	GBP	6,712.31	08/26/20	805.30	9,996.60
14	Sir Marc Feldman	02/10/21	CannBioRex Pharma Ltd.	GBP	5,833.33	04/28/20	909.79	8,897.49
15	Sir Marc Feldman	02/10/21	180 Life Corp.	GBP	5,193.18	10/30/19	1,091.87	8,203.00
16	Sir Marc Feldman	02/10/21	CannBioRex Pharma Ltd.	USD	1,916.18	05/19/20	236.06	2,152.24
17	Sir Marc Feldman	02/10/21	180 Life Corp.	GBP	5,833.33	05/29/20	855.55	8,843.25.
18	Sir Marc Feldman	02/10/21	CannBioRex Pharma Ltd.	GBP	7,512	10/01/20	820.18	11,106.52
19	Sir Marc Feldman	02/10/21	CannBioRex Pharma Ltd.	GBP	6,444.63	10/10/20	686.25	9,489.18
20	Sir Marc Feldman	02/10/21	CannBioRex Pharma Ltd.	GBP	6,712.31	11/04/20	664.42	9,855.72
21	Sir Marc Feldman	09/24/13	180 Therapeutics LP	USD	160,000	09/24/13	76,645.80	236,645.80
22	Sir Marc Feldman	07/08/14	180 Therapeutics LP	USD	100,000	07/08/14	19,562.17	119,562.17
								$819,818.20

We used a conversion rate of 1.36932 for loans denominated in GBP and a conversion rate of 0.79139 for loans denominated in CAD as of September 28, 2021.

Debt Conversion Agreement

180 Life Sciences Corp., Dr. Lawrence Steinman and Sir Marc Feldmann